UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2011 (April 10, 2011)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 10, 2011, Endo Pharmaceuticals Holdings Inc., a Delaware corporation (“Endo” or “we”), NIKA Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Endo (“Merger Sub”) and American Medical Systems Holdings, Inc. (“AMS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into AMS (the “Merger”), with AMS surviving the Merger as an indirect wholly owned subsidiary of Endo. Under the terms of the Merger Agreement, each share of common stock of AMS will be converted at the closing into the into the right to receive $30.00 in cash. The transaction has been approved by the boards of directors of both Endo and AMS.

On April 11, 2011, Endo issued a press release and made a presentation to investors in connection with the Merger. Endo’s press release and a copy of the presentation to investors are attached as Exhibit 99.1 and Exhibit 99.2, respectively and are incorporated herein by reference.

The press release and investor presentation include financial measures that are not in conformity with accounting principles generally accepted in the United States. We refer to these as non-GAAP financial measures. Specifically, the release and the investor presentation refer to adjusted diluted earnings per share. Endo refers to these non-GAAP financial measures in making operating decisions because it believes they provide meaningful supplemental information regarding the company’s operational performance. The company included these non-GAAP financial measures in the release and presentation because it believes they are useful to investors in allowing for greater transparency related to supplemental information used by Endo in its financial and operational decision-making. In addition, Endo has historically reported similar non-GAAP financial measures to its investors. Further, Endo believes that these non-GAAP financial measures may be useful to investors as it is aware that certain of its significant stockholders utilize these measures to evaluate its financial performance. Finally, these measures are considered by the Compensation Committee of Endo’s Board of Directors in assessing the performance and compensation of substantially all of its employees, including its executive officers. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this release and presentation to their most directly comparable GAAP financial measures.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated April 11, 2011

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: April 11, 2011

EXHIBIT LIST

Exhibit No.	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated April 11, 2011

99.2	Investor Presentation